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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 January 9, 2004

                (Date of Report; Date of Earliest Event Reported)


                                  FINDWHAT.COM

             (Exact Name of Registrant as Specified in its Charter)


           Nevada                     0-27331                88-0348835

(State or Other Jurisdiction     (Commission File   (IRS Employer Identification
     of Incorporation)                Number)                  Number)



                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)


                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On January 9, 2004, FindWhat.com, a Nevada corporation, issued a press release entitled "FindWhat.com Adds David Londoner to Board of Directors - Company Also Announces Board Committee Appointments." A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Exhibits.

         (c) Exhibits.

         Exhibit No.           Description

         99.1 Press Release, dated December 24, 2003, entitled "FindWhat.com Adds David Londoner to Board of Directors - Company Also Announces Board Committee Appointments."


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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 9, 2004                    FINDWHAT.COM

                                          By:   /s/ Phillip R. Thune
                                              ----------------------------------
                                                Chief Operating Officer and
                                                Chief Financial Officer